Exhibit 99.1
AGREEMENT FOR THE PURCHASE AND SALE OF STOCK

1. Identification and Parties: This Agreement for the Purchase and Sale of Stock (“Agreement”) is made and entered into by and among Henrik Melgaard Christensen (“Shareholder”), Wako Logistics Group, Inc., a Delaware corporation (“Buyer”), and Asean Logistics, Inc., a California corporation (“Asean”) and it is dated September 30, 2005 for identification purposes only.

2. Recitals of Facts:

2.1 Shareholder is an international businessman with experience in the freight forwarding business as well as others.

2.2 Buyer is a publicly traded Delaware corporation involved in the freight forwarding business.

2.3 Asean is a California corporation and freight forwarder with an office in Torrance, California with ten thousand shares of common stock outstanding (“Shares”).

2.4 Buyer and Shareholder desire to enter into the transaction set forth below and Asean desires that it be consummated.

NOW, THEREFORE THE PARTIES AGREE AS FOLLOWS:

3. Date of Closing: Unless otherwise agreed, this transaction shall close on or before October 1, 2005.

4. Sale and Transfer of Shares: Subject to the terms and conditions set forth in this agreement, Shareholder transfers and conveys the Shares to Buyer, and Buyer will acquire the Shares from Shareholder. Asean approves the transaction.

5. Consideration for Shares: As full payment for the transfer of Shares, Buyer will issue to Shareholder 250,000 shares of Buyer’s common stock. Said shares will be subject to restrictions on transfer and sale as agreed by the parties and applicable law.

The parties negotiated the consideration above and determined that the fair market value of the restricted securities being issued is $1.00 per share. This is based on the market value of Asean and the discount attributable to the restrictions

6. Warranties of Shareholder:

6.1 Shareholder represents and warrants as follows:

(a) Asean is a corporation duly organized, validly existing, and in good standing under the laws of California and has all necessary corporate powers to own its properties and operate its business as now owned and operated by it. Neither the ownership of its properties nor the nature of its business requires Asean to be qualified in any jurisdiction other than the state of its incorporation.

(b) The authorized capital stock of Corporation consists of 1,000,000 shares of common stock, of which 10,000 shares (the Shares) are issued and outstanding. All the Shares are validly issued, fully paid, and nonassessable, and such shares have been so issued in full compliance with all federal and state securities laws, as applicable. There are no outstanding subscriptions, options, rights, warrants, convertible securities, or other agreements or commitments obligating Corporation to issue or to transfer from treasury any additional shares of its capital stock of any class.

(c) Shareholder is the owner, beneficially and of record, of all the Shares free and clear of all liens, encumbrances, security agreements, equities, options, claims, charges, and restrictions. Shareholder has full power to transfer the Shares to Buyer without obtaining the consent or approval of any other person or governmental authority.

(d) Asean does not own, directly or indirectly, any interest or investment (whether equity or debt) in any corporation, partnership, business, trust, or other entity.

(e) Asean does not owe Shareholder or any member of his family any money or have any other obligation to them, contractual or otherwise, actual or contingent.

6.2 Shareholder represents and warrants that to the best of his knowledge and belief:

(a) The balance sheets, financial statements and other books and records provided to Buyer during its due diligence period accurately reflect the financial condition of Asean for those periods. They fairly present the financial position of Asean on the respective dates of the balance sheets included in the financial statements, and the results of its operations for the respective periods indicated.

(b) There has not been any change in the financial condition or operations of Asean except changes in the ordinary course of business, which have not been materially adverse.

(c) There has not been destruction, damage to, or loss of any asset of Asean (whether insured or uninsured) that materially and adversely affects the financial condition, business, or prospects of Asean that was not reflected on the balance sheets, financial statements and other books and records provided to Buyer;

(d) There has not been any salary or other payment for services paid to Shareholder or any increase in the salary or other compensation of Asean’s employees and officers that was not disclosed to Buyer;

(e) There has not been any sale or transfer of any asset of Asean, except in the ordinary course of business;

(f) There has not been any amendment or termination of any contract, agreement, or license to which Asean is a party, except in the ordinary course of business;

(g) Asean has not borrowed any money pledged or encumbered any asset or guaranteed any debt, except in the ordinary course of business

(h) Asean has not waived or released any right or claim, except in the ordinary course of business;

(i) There has not been commencement, notice, or threat of commencement of any civil litigation or governmental proceeding against Asean or investigation of its affairs;

(j) Asean has not issued any securities other than the Shares

(k) Asean has not agreed to do any of the things described in (a) through (j);

(l) There has not been any other event or condition of any character that has or might reasonably have a material and adverse effect on the financial condition, business, assets, liabilities, or prospects of Asean.

(m) Asean does not have any debt, liability, or obligation of any nature, whether accrued, absolute, contingent, or otherwise, and whether due or to become due, that is not reflected or reserved against in the most recent balance sheet as of August 31, 2005, included in the financial statements provided to Buyer, except for (1) those that may have been incurred after the date of that balance sheet and (2) those that are not required by generally accepted accounting principles to be included in a balance sheet. All debts, liabilities, and obligations incurred after that date were incurred in the ordinary course of business and are usual and normal in amount both individually and in the aggregate.

(n) Asean has filed all federal, state and local tax returns that it has been required to file as well as all documents that needed to be filed with the California Secretary of State and Corporations Commissions.

(o) Asean is not in default on the real property lease for its offices at 2400 Carson, Torrance, CA. It does not lease or own any other real property.

(p) Asean does not use any trademark, service mark, trade name, or copyright in its business, and neither owns any trademarks, trademark registrations or applications, trade names, service marks, copyrights, or copyright registrations or applications. No person owns any trademark, trademark registration or application, service mark, trade name, copyright, or copyright registration or application the use of which is necessary or contemplated in connection with the operation of Asean’s business.

(q) Asean has good and marketable title to all its assets and interests in assets, whether real, personal, mixed, tangible, or intangible, which constitute all the assets and interests in assets that are used in its businesses. All these assets are free and clear of restrictions on or conditions to transfer or assignment and free and clear of mortgages, liens, pledges, charges, encumbrances, equities, claims, easements, rights of way, covenants, conditions, or restrictions, except for (1) those disclosed to Buyer, (2) the lien of current taxes not yet due and payable; and (3) possible minor matters that, in the aggregate, are not substantial in amount and do not materially detract from or interfere with the present or intended use of any of these assets or materially impair business operations. Asean is not in default or in arrears in any material respect under any lease. All real property and tangible personal property of Asean is in good operating condition and repair, ordinary wear and tear excepted. It is in possession of all premises leased to it from others. Neither Shareholder; nor any officer, director, or employee of Asean; nor any spouse, child, or other relative of any of these persons, owns, or has any interest, directly or indirectly, in any of the real or personal property owned by or leased to Asean or any copyrights, patents, trademarks, trade names, or trade secrets licensed by Asean.

Asean does not occupy any real property in violation of any law, regulation, or decree.

(r) Asean has not received notice of any violation of any applicable federal, state, or local statute, law, or regulation.

(s) Asean is not a defendant in any lawsuit or similar proceeding and none has been threatened, except for allegations, if any, in the ordinary course of business that Asean believes are meritless or which will not result in material loss to Asean.

(t) The consummation of the transactions contemplated by this Agreement will not result in or constitute any of the following: (1) a breach of any term or provision of this Agreement; (2) a default or an event that, with notice, lapse of time, or both, would be a default, breach, or violation of the articles of incorporation or bylaws of Asean or any lease, license, promissory note, conditional sales contract, commitment, indenture, mortgage, deed of trust, or other agreement, instrument, or arrangement to which Shareholder or Asean is a party or by which any of them or the property of any of them is bound; (3) an event that would permit any party to terminate any agreement or to accelerate the maturity of any indebtedness or other obligation of Asean; or (4) the creation or imposition of any lien, charge, or encumbrance on any of the properties of Asean.
(u) Shareholder has the right, power, legal capacity, and authority to enter into and perform his obligations under this agreement; and no approvals or consents of any persons or entities other than Asean are necessary in connection with it. The execution and delivery of this agreement by Asean has been duly authorized by all necessary corporate action.

(v) Shareholder has furnished to Buyer for its examination (1) copies of the articles of incorporation and bylaws of Asean; (2) the minute books of Asean containing all records required to be set forth of all proceedings, consents, actions, and meetings of the shareholders and boards of directors of Asean; (3) all permits, orders, and consents issued by the California Commissioner of Corporations with respect to Asean, or any security, and all applications for such permits, orders, and consents; and (4) the stock transfer books of Asean setting forth all transfers of any capital stock.

7. Buyer represents and warrants as follows:
(a) Buyer is a corporation duly organized, existing, and in good standing under the laws of Delaware. The execution and delivery of this agreement and the consummation of this transaction by Buyer have been duly authorized, and no further corporate authorization is necessary on the part of Buyer.

(b) Buyer need make or obtain no consent, approval, or authorization of, or declaration, filing, or registration with, any federal or state governmental or regulatory authority in connection with the execution, delivery, and performance of this agreement and the consummation of the transactions contemplated by this agreement except for certain filings with, and consents from, federal and state governments, which Buyer shall make in a timely manner.

8. Brokers: Each party represents and warrants that it has dealt with no broker or finder in connection with any transaction contemplated by this agreement, and, as far as it knows, no broker or other person is entitled to any commission or finder’s fee in connection with any of these transactions.

9. Costs and Expenses: Each party will pay all costs and expenses incurred or to be incurred by it in negotiating and preparing this agreement and in closing and carrying out the transactions contemplated by this agreement except as indicated in the following sentence. Notwithstanding the foregoing, Asean and Shareholder, jointly and severally, shall promptly reimburse Buyer for the reasonable cost of its due diligence and related costs after presentation of a detailed statement supported by such evidence as Asean and Shareholder shall reasonably request.

10. Headings and text: The subject headings of the paragraphs and subparagraphs of this agreement are included for convenience only and will not affect the construction or interpretation of any of its provisions.

Unless the context clearly requires otherwise:

Plural and singular numbers will each be considered to include the other. The masculine, feminine, and neuter genders will each be considered to include the others. “Shall,”“will,”“must,”“agree,” and “covenants” are each mandatory. “May” is permissive, “or” is not exclusive. “Includes” and “including” are not limiting.

11. Entire Agreement: This agreement constitutes the entire agreement between the parties pertaining to the subject matter contained in it and supersedes all prior and contemporaneous agreements, representations, and understandings of the parties. No supplement, modification, or amendment of this agreement will be binding unless executed in writing by all the parties. No waiver of any of the provisions of this agreement will constitute a waiver of any other provision, whether or not similar, nor will any waiver constitute a continuing waiver. No waiver will be binding unless executed in writing by the party making the waiver.

12. Counterparts and copies: This agreement may be executed simultaneously in one or more counterparts, each of which will be considered an original, but all of which together will constitute one and the same instrument. Fax copies and photocopies may be used as originals for all purposes.

13. No Third Party Rights: Nothing in this agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of this agreement on any persons other than the parties to it and their respective successors and assigns. Nothing in this agreement is intended to relieve or discharge the obligation or liability of any third persons to any party to this agreement. No provision gives any third persons any right of subrogation or action against any party to this agreement.

14. Successors and Assigns: This agreement will be binding on, and will inure to the benefit of, the parties to it and their respective heirs, legal representatives, successors, and assigns; provided, however, that Buyer may not assign any of its rights under this agreement, except to a wholly owned subsidiary corporation of Buyer. No such assignment by Buyer to its wholly owned subsidiary will relieve Buyer of any of its obligations or duties under this agreement.

15. Attorneys fees: If any legal action or any arbitration or other proceeding is brought for the enforcement of this agreement, or because of an alleged dispute, breach, default, or misrepresentation in connection with any of the provisions of this agreement, the successful or prevailing party or parties will be entitled to recover reasonable attorney fees and other costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled.

16, Notices: All notices, requests, demands, and other communications under this agreement must be in writing and will be considered to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the day after first attempted delivery if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed to the address and person listed by a party to receive notice, which person and address shall be provided separately.

Any party may change its address or responsible person for purposes of this paragraph by giving the other parties written notice of the new address in the manner set forth above.

17. Applicable Law: This agreement will be construed in accordance with, and governed by, the laws of the State of California as applied to contracts that are executed and performed entirely in California.

18. Severability: If any provision of this agreement is held invalid or unenforceable by any court of final jurisdiction, it is the intent of the parties that all other provisions of this agreement be construed to remain fully valid, enforceable, and binding on the parties.

IN WITNESS WHEREOF, the parties to this agreement have duly executed it on the day and date indicated below.

Dated: October 1, 2005	Asean Logistics, Inc.

	By:	/s/ Henrik Meldgaard Christensen
Henrik Meldgaard Christensen,
Authorized Officer

Dated: October 1, 2005	Wako Logistics Group, Inc.

	By:	/s/ Chris Wood
Chris Wood
Authorized Officer

Dated: October 1, 2005	By:	/s/ Henrik Meldgaard Christensen
Henrik Meldgaard Christensen

CONSENT OF SPOUSE

The undersigned is the spouse of Henrik Meldgaard Christensen. I acknowledge that I have consulted with such advisors, if any, as I deem appropriate. I UNDERSTAND THAT THIS DOCUMENT HAS IMPORTANT LEGAL AND FINANCIAL CONSEQUENCES.

I approve and agree to the agreement above and my husband’s sale of the stock indicated. I deny and reject any interest in said stock, whether as a result of community property laws or otherwise, but if I have any interest or any other claim thereto, I hereby transfer my interest and claim to Wako Logistics Group, Inc. without further consideration.

Dated: October 1, 2005	By:	/s/